USA TRUCK®

It begins with *you.*℠



USA Truck, Inc. (NASDAQ: USAK)

June 2014

USA TRUCK

DISCLOSURE

This presentation and accompanying comments may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are usually identified by words such as anticipates, believes, estimates, plans, projects, expects, hopes, intends, will, could, may or similar expressions, which speak only as of the date the statement was made. Such forward-looking are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are inherently uncertain, are based upon the current beliefs, assumptions and expectations of our management and current market conditions, all of which are subject to significant risks and uncertainties as set forth in the Risk Factor section of our most recent annual report Form 10-K as those risk factors may be updated from time to time. As a result of these and other factors, actual results may differ materially from those set forth in the forward-looking statements. The company makes no commitment and disclaims any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.



About USA Truck

Top 20 dry-van full truckload carrier in North America

Strength in medium-haul routes east of the Great Plains

Modern fleet; average age 2.5 years 2,200 trucks/ 6,100 trailers

Complementary, growing asset-light SCS business

Broad and diverse blue-chip customer base

TOP 20 NORTH AMERICAN TRANSPORTATION AND LOGISTICS PROVIDER



BRITISH COLUMBIA
SASKATCHEWAN
MANITOBA
ONTARIO
QUEBEC
NEW BRUNSWICK
NOVA SCOTIA
Seattle
Reno
Salt Lake City
Sacramento
Los Angeles
San Diego
Chicago
Buffalo
Guilford
Carlisle
Dayton
Somerset
Kernersville
Springdale
Van Buren
Memphis
West Memphis
Atlanta
Dallas
Laredo
Wellington
Monterrey
Queretaro
USA Truck home office
USA Truck terminal
SCS branch
USA Truck sales office
Drop yard location

Strong Position East of the Great Plains

USA TRUCK

Focused Service Offering

Trucking
73% 2013 revenue

Asset-Light SCS
27% 2013 revenue

Truckload



Dedicated Freight



Freight Brokerage Services



Intermodal



Complementary Services Offer Cross-Sell Opportunities

INDUSTRY VERTICAL STRENGTHS

- ★ Food & Beverage
- ★ Health, Beauty & Cosmetics
- ★ Industrials
- ★ Packaging
- ★ Automotive Parts & Accessories
- ★ Retailers
- ★ Appliances


CARAMILK






AMSOIL


Kid Cuisine
CAPRI SUN
DORA



Serving over 25% of Fortune 100 Manufacturers

INVESTMENT HIGHLIGHTS

- ★ Expanded, invigorated management team implementing turnaround
  - Restore and sustain profitability
  - Unlock earnings leverage
- ★ Turnaround plan took root in 2013
  - Grew base revenue 8.6%
  - Narrowed Adjusted operating loss[1] by $20.6 million
- ★ 2013 improvements position USA Truck to produce full year 2014 profitability
  - Consolidated operating income
  - Consolidated EPS
- ★ Continuing to make progress in 2014 toward long-term goals
- ★ Strengthening balance sheet
  - Generating positive cash flow to pay down debt
  - Revolving credit availability enhances flexibility

(1) FY 2013 Adjusted operating loss excludes non-cash charge to adjust the long-term claims liability reserve

Executing Plan To Unlock Operating Leverage


Operational Execution
Profitable Revenue Growth
Cost Effectiveness

Selected HLAs:

- ★ Reduce maintenance costs/mile
- ★ Lower insurance and claims expense
- ★ Improve fuel efficiency
- ★ Increase asset productivity and network yield
- ★ Gain market share

Focused on Highest-Leverage Activities

USA TRUCK

Expanded Leadership Team

John Simone President, CEO and Director	>30 years	UPS, greatwide Logistics Services, Ryder
Cliff Beckham EVP, CFO	>20 years	ABF
Russell Overla EVP, Truckload Operations	>15 years	LinkAmerica, JBS Carriers, NFI, Arnold
Mike Weindel Jr. EVP, SCS and Intermodal	>20 years	UPS
Jeff Lester CRO, EVP, Safety & Risk Management	>25 years	FedEx, greatwide Logistics Services, Ryder
Jaimey Malone VP, Sales	>15 years	FedEx
Chris Rhodes VP, Information Technology	>17 years	CEVA, LinkAmerica, greatwide Logistics Services
James Cade VP, Maintenance	>25 years	Ryder, ServiceMaster Family of Brands
Burton Weis VP, Human Resources	>20 years	USA Truck

Subject-Matter Experts Addressing Critical Earnings Levers



Note: Shaded rows indicate executives hired by John Simone since February 2013

Consolidated Demonstrated Progress - 2013

- ★ Reported positive Adjusted operating income(1) for Q4 2013
  - First quarter of positive operating income since Q2 2011
- ★ Improved Adjusted operating loss(1) $20.6 million YOY
- ★ Trucking contributed $18.1 million of the improvement
  - 8.3% YOY revenue growth
  - Six consecutive quarters of sequential growth
  - 1.3% YOY reduction in variable costs per mile
  - $5 million YOY reduction in fixed costs


($/M)
Consolidated Adjusted Operating Income/(Loss) (1)
1
0
-1
-2
-3
-2.8
-0.4
-0.2
1.3
Q1 2013
Q2 2013
Q3 2013
Q4 2013


($/M)
Consolidated Adjusted Operating Income /(Loss) (1)
0
-5
-10
-15
-20
-25
-23.3
-2.7
2012
2013


($/M)
Trucking Adjusted Operating Loss (1) Variance Analysis
0
25
-23.3
-2.7
Increased Truckload Base Revenue
Lower Truckload Fixed Costs
Lower Truckload Variable Cost/Mile
Higher Asset-Light SCS Operating Income
2012
2013

(1) Q4 2013 Adjusted operating income and both Consolidated and Trucking 2013 Adjusted operating loss exclude non-cash charge to adjust long-term claims liability reserve

TRUCKING
DEMONSTRATED PROGRESS - 2013

- ★ Across-the-board improvements in key Trucking operating metrics
- ★ Longer length of haul AND increased loaded rate per mile
- ★ More drivers AND better driver productivity

Trucking Operating Metrics	2012	2013	Improve-ment
Total Miles (000s)	205,776	223,923	8.8%
Weekly Revenue Per Seated Truck ($)	2,829	2,957	4.5%
Weekly Miles Per Seated Truck	1,956	2,027	3.6%
Avg. Length of Haul (miles)	542	599	10.5%
Rate per Loaded Mile ($)	1.632	1.654	1.3%
No. of Seated Trucks	2,012	2,119	5.3%
Trucks Unseated	7.9%	5.1%	280bp
Annualized Driver Turnover	124.0%	102.2%	2180bp

Captured $18 Million of Identified Trucking Opportunities in 2013

Asset-Light SCS
Operating Income Growth - 2013

- Brokerage revenue increase of 19.2% offset by expected declines in Intermodal
- Transitioned Intermodal from private container-based model to asset-light model in Q1 2013
- Operating income increased 37%
  - Increased revenue per load
  - Increased employee productivity
  - Lowered fixed costs



$/M
Asset-Light Base Revenue (1)
120
118
116
114
112
110
108
111.1
117.6
FY 2012
FY 2013



$/M
Operating Margin
10
8
6
4
2
0
6%
8%
6.6
9.0
10%
8%
6%
4%
2%
0%
FY 2012
FY 2013

Increasingly Important Contributor to Earnings

(1) Base revenue excludes fuel surcharge revenue

Q1 2014 CONSOLIDATED RESULTS

- ★ Made progress despite severe weather conditions that hampered Trucking operations
- ★ Consolidated base revenue grew $12.7 million, or 12.1%
- ★ Consolidated OR rose170 bps to 100.9%
- ★ Adjusted EBITDA grew 27.1%; Adjusted EBITDA margin increased to 7.1%
- ★ Record asset-light SCS results
  - Base revenue contribution increased from 23.9% to 31.8%
  - 96 of top 100 customers purchased more than 1 service vs. 61 last year


($/M)
Base Revenue (1)
120
110
100
90
80
104.9
117.6
Q1 2013
Q1 2014


($/M)
Operating Loss
0
-1
-2
-3
(2.8)
(1.0)
Q1 2013
Q1 2014


($/M)
Adjusted EBITDA (2)
12
8
4
0
8.1
10.3
Q1 2013
Q1 2014

(1) Base revenue excludes fuel surcharge revenue.
(2) See Appendix for calculation of Adjusted EBITDA.

Q1 2014 Trucking Operating Metrics

- Most severe winter weather in memory
- Asset utilization materially hindered, but still improved YOY
- Driver retention and recruiting significantly disrupted
- Continued to improve rate and length of haul

	Q1 2013	Q1 2014	Variance
Total Miles (000s)	54,618	53,613	(1.8%)
Weekly Miles Per Seated Truck	2,008	2,023	0.7%
No. of Seated Trucks	2,116	2,061	(2.6%)
Trucks Unseated (%)	4.1%	8.0%	(390bp)
Annualized Driver Turnover (%)	101.6	108.2	(660bp)
Rate Per Loaded Mile ($)	1.642	1.694	3.2%
Average Length of Haul (miles)	589	623	5.8%
Weekly Revenue Per Seated Truck ($)	2,933	3,027	3.2%



Q1 2014 Trucking Results

- Base revenue growth, albeit modest, on improved utilization and pricing
- Severe weather conditions pressured operating costs
- Trucking OR of 107.6% versus 105.0% last year
  - Estimated weather-related impact of $2.5 million
- Fuel economy initiatives bearing fruit
  - Led by 2.5% mpg improvement
- Turnaround plan largely back on track in Q2


($/M)
Base Revenue (1)
85
80
75
70
65
60
79.8
80.2
Q1 2013
Q1 2014


($/M)
Operating Loss
5
0
-5
-10
(4.0)
(6.1)
Q1 2013
Q1 2014

(1) Base revenue excludes fuel surcharge revenue

Q1 2014 SCS Results

- ★ SCS represented nearly one-third of consolidated business
  - – Not negatively impacted by weather
- ★ Q1 performance demonstrated effectiveness of integrated product model
- ★ Base revenue grew 49.1%
- ★ Operating income grew more than 4-fold
  - – Gross margin increased 350 bps to 17.6%
  - – Improved employee productivity
  - – Operating margin improved 900 bps to 13.6%
- ★ Industry-leading performance



($/M)
Base Revenue (1)
40
35
30
25
20
15
10
25.1
37.4
Q1 2013
Q1 2014



($/M)
Operating Income
6
5
4
3
2
1
0
1.1
5.1
Q1 2013
Q1 2014

(1) Base revenue excludes fuel surcharge revenue

Benefits of SCS

- ★ Provides access to additional capacity far larger than USAK's fleet alone
- ★ Enables USAK to deploy customized solutions that benefit both customers and Company
  - Fewer constraints due to trucks' prior positioning and contracted rates
- ★ Model built to be well integrated with Trucking operations
- ★ Strategy to go deeper and wider with USAK customer base
  - Excellent Trucking service motivates customers to use SCS
  - Expanding cross selling and growing SCS without cannibalizing



Balance Sheet and Liquidity

($/MM)	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Total Debt	124.5	128.9	140.9	145.9	145.3
Total Capitalization	220.5	227.8	244.5	249.9	250.6
Debt to Adj. EBITDA (1)	2.8x	3.0x	3.7x	5.1x	5.4x
Cash Flow from Operations	5.7	9.2	7.9	15.6	3.2

- ★ Paid down $4.4 million of debt in Q1 2014
- ★ 3rd consecutive quarter of debt reduction, totaling $21.5 million since June 2013
  - – Expect modest increase in Q2 as tractor/trailer fleet refresh continues
- ★ Cash flow from operations grew 81.5% YOY
- ★ Estimated FY 2014 net cap ex: $31.2 million

(1) See Appendix for calculation of Adjusted EBITDA..

Trucking Operating And Asset Leverage potential

Metric	2013	Target	1% Improvement	Operating Ratio Improvement
Weekly Miles per Seated Truck	2,027	2,200	20 miles	25 bps
Unseated Truck %	5.1%	4.0%	22 trucks	22 bps
Insurance & Claims Expense Per Mile	$0.116	$0.101	$0.001	10 bps
Miles per Gallon	6.20	6.50	0.06	30 bps
Trucking Maintenance Cost/Mile	$0.160	$0.100	$0.002	10 bps

Generate Leverage on Existing Asset Base

(1) Excluding non-cash charge to adjust the long-term claims liability

OUTLOOK

2014 Goals

- ★ Positive full year consolidated operating income
- ★ Positive Trucking operating income
- ★ Continued operational improvements
- ★ Continued market share gains
- ★ Full year debt reduction
- ★ Positive EPS for 2014

Headwinds

- ★ Difficult Q1
- ★ High unseated truck count

Tailwinds

- ★ Favorable Trucking pricing environment
- ★ Continued strong SCS performance

Continuing to Execute on Turnaround Plan

IN CLOSING

- ★ Reinvigorated organization attacking highest-leverage initiatives
- ★ Generating significant cash flow and paying down debt
- ★ Growing importance of asset-light SCS to strategy and growth
- ★ 2013 operational improvements position company to produce full year consolidated operating income and EPS for 2014
- ★ Long-term opportunity to realize asset and operating leverage potential on existing asset base



USA TRUCK®

It begins with *you.*℠

Contact:

John Simone, President & CEO
(479) 471-6629
John.Simone@usa-truck.com

Cliff Beckham, EVP & CFO
(479) 471-2586
Cliff.Beckham@usa-truck.com



Thank You For Your Time!

USA TRUCK

2013 ADJUSTED NET LOSS RECONCILIATION

Unaudited

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2013	2012	**2013**	2012
Operating loss	**$ (4,693)**	$ (3,782)	**$ (8,667)**	$ (23,272)
Long-term claims liability reserve adjustment	**5,970**	--	**5,970**	--
Adjusted operating Income (loss)	**1,277**	(3,782)	**(2,697)**	(23,272)
Other loss, net	**(2,389)**	(1,100)	**(4,431)**	(3,988)
Legal and related defense costs	**1,480**	--	**1,480**	--
Adjusted other loss	**(909)**	(1,100)	**(2,951)**	(3,988)
Pretax loss	**(7,082)**	(4,882)	**(13,098)**	(27,260)
Total adjustments	**7,450**	--	**7,450**	--
Adjusted pretax income (loss)	**368**	(4,882)	**(5,648)**	(27,260)
Income tax benefit	**(2446)**	(1,642)	**(3,988)**	(9,589)
Total adjustments	**2,856**	--	**2,856**	--
Adjusted income tax expense (benefit)	**410**	(1,642)	**(1,132)**	(9,589)
Net loss	**(4,636)**	(3,240)	**(9,110)**	(17,671)
Total adjustments, net of tax	**4,594**	--	**4,594**	--
Adjusted net loss	**$ (42)**	$ (3,240)	**$ (4,516)**	$ (17,671)
Loss per share	**$ (0.45)**	$ (0.31)	**$ (0.88)**	$ (1.71)
Total adjustments, per share	**0.45**	--	**0.44**	--
Adjusted loss per share	**$ (0.00)**	$ (0.31)	**$ (0.44)**	$ (1.71)



2013 Adjusted EBITDA Reconciliation

Unaudited

	(in thousands)			
	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2013	2012	**2013**	2012
Net loss	**$ (4,636)**	$ (3,240)	**$ (9,110)**	$ (17,671)
Add:				
Income tax benefit	**(2,446)**	(1,642)	**(3,988)**	(9,589)
Interest, net	**910**	1,002	**3,662**	4,052
Depreciation and amortization	**11,547**	11,487	**44,947**	45,058
EBITDA	**5,375**	7,607	**35,511**	21,850
Add:				
Long-term claims liability reserve adjustment, pretax	**5,970**	--	**5,970**	--
Legal and related defense costs, pretax	**1,480**	--	**1,480**	--
Adjusted EBITDA	**$ 12,825**	$ 7,607	**$ 42,961**	$ 21,850



Q1 2014 Adjusted Net Loss Reconciliation

Unaudited
($/000s)

	Three Months Ended March 31,			
	2014		2013	
Other expenses, net	$	(1,140)	$	(783)
Legal and related defense costs		365		--
Adjusted other expenses, net		(775)		(783)
Pretax loss		(2,183)		(3,610)
Legal and related defense costs adjustment		365		--
Adjusted pretax loss		(1,818)		(3,610)
Income tax benefit		(594)		(1,136)
Tax effect adjustment		140		--
Adjusted income tax benefit		(454)		(1,136)
Net loss		(1,589)		(2,474)
Legal and related defense costs adjustment, net of tax		225		--
Adjusted net loss	$	(1,364)	$	(2,474)
Loss per share	$	(0.15)	$	(0.24)
Per share effect of adjustment		0.02		--
Adjusted loss per share	$	(0.13)	$	(0.24)

USA TRUCK

APPENDIX
Q1 2014 ADJUSTED EBITDA RECONCILIATION

Unaudited
($/000s)

	3/31/2012	6/30/2012	9/30/2012	12/31/12	3/31/2013	6/30/2013	9/30/2013	12/30/2013	3/31/2014
NET (LOSS) INCOME	(4,873)	(3,486)	(6,072)	(3,240)	(2,474)	(1,398)	(603)	(4,636)	(1,589)
Add:									
Interest, net	986	1,024	1,034	1,002	837	927	968	910	711
Income tax expense (benefit)	(2,674)	(1,818)	(3,455)	(1,642)	(1,136)	(448)	42	(2,446)	(594)
Depreciation and amortization	11,157	11,178	11,237	11,487	10,915	10,852	11,633	11,547	11,455
EBITDA	4,596	6,897	2,744	7,607	8,142	9,934	12,041	5,375	9,983
Add:									
Long-term claims liability reserve adjustment, pretax								5,970	
Legal and related defense costs, pretax								1,480	365
Adjusted EBITDA	4,596	6,897	2,744	7,607	8,142	9,934	12,041	12,825	10,348